ZHEJIANG KANDI VECHICLES CO., LTD.

AND SUBSIDIARY

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006

(UNAUDITED)

ZHEJIANG KANDI VECHICLES CO., LTD.
AND SUBSIDIARY

CONTENTS

PAGES	1-2	CONDENSED CONSOLIDATED BALANCE SHEETS AS OF MARCH 31, 2007 (UNAUDITED) AND DECEMBER 31, 2006

PAGES	3	CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006 (UNAUDITED)

PAGES	4-5	CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006 (UNAUDITED)

PAGES	6-19	NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006 (UNAUDITED)

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS
	March 31, 2007	December 31, 2006
	(Unaudited)

CURRENT ASSETS
Cash and cash equivalents	$735,227	$1,034,017
Restricted cash	12,024,514	9,092,423
Accounts receivable	7,686,365	7,572,565
Inventories	4,764,052	5,463,179
Notes receivable	5,135,329	430,811
Other receivables	2,393,639	2,988,016
Prepayments and prepaid expenses	211,992	332,556
Due from employees	12,613	184,221
Due from related parties	-	31,901
Deferred taxes	100	99
Total Current Assets	32,963,831	27,129,788

LONG-TERM ASSETS
Plant and equipment, net	9,239,091	9,224,935
Land use right, net	393,512	395,926
Construction in progress	458,404	307,158
Deferred taxes	8,145	2,784
Total Long-Term Assets	10,099,152	9,930,803

TOTAL ASSETS	$43,062,983	$37,060,591

See accompanying notes to the condensed consolidated financial statements

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS

LIABILITIES AND SHAREHOLDERS’ EQUITY

	March 31, 2007	December 31, 2006
	(Unaudited)
CURRENT LIABILITIES
Accounts payable	$5,877,556	$6,626,826
Other payables and accrued expenses	390,978	310,406
Short-term bank loans	10,753,668	9,163,737
Current portion of long-term bank loan	1,920,934	1,920,934
Customer deposits	1,414,672	601,168
Notes payable	14,012,262	10,779,563
Deferred taxes	345	-
Due to related parties	2,403	-
Total Current Liabilities	34,372,818	29,402,634

LONG-TERM LIABILITIES
Deferred taxes	3,309	3,277
Total Long-Term Liabilities	3,309	3,277

TOTAL LIABILITIES	34,376,127	29,405,911

CONTINGENCIES

SHAREHOLDERS’ EQUITY
Registered capital	6,645,321	6,645,321
Additional paid-in capital	520,872	520,872
Retained earnings	1,037,142	96,024
Accumulated other comprehensive income	483,521	392,463
TOTAL SHAREHOLDERS’ EQUITY	8,686,856	7,654,680

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$43,062,983	$37,060,591

See accompanying notes to the condensed consolidated financial statements

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
AND COMPREHENSIVE INCOME
(UNAUDITED)

	For the Three Months Ended March 31,
	2007	2006
REVENUES, NET	$6,004,743	$1,905,356

COST OF GOODS SOLD	4,854,101	1,670,290
GROSS PROFIT	1,150,642	235,066

Research and development	11,978	23,730
Selling and marketing	163,171	45,149
General and administrative	170,532	118,402
TOTAL OPERATING EXPENSES	345,681	187,281

INCOME FROM OPERATIONS	804,961	47,785

INTEREST EXPENSE, NET	89,803	119,137
GOVERNMENT GRANTS	-	65,903
FORFEITURE OF CUSTOMER DEPOSITS	265,789	-
OTHER (EXPENSE) INCOME, NET	(4,937)	144

INCOME (LOSS) BEFORE INCOME TAXES	976,010	(5,305)

INCOME TAXES	34,892	-

NET INCOME (LOSS)	941,118	(5,305)

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	91,058	50,272
Income tax expense related to other comprehensive income	(30,049)	(16,590)
OTHER COMPREHENSIVE INCOME, NET OF TAX	61,009	33,682

COMPREHENSIVE INCOME	$1,002,127	$28,377

See accompanying notes to the condensed consolidated financial statements

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the Three Months Ended March 31,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$941,118	$(5,305)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	272,591	218,246
Deferred taxes	(4,984)	-
Forfeiture of customer deposits	(265,789)	-

Changes in operating assets and liabilities, net of effects of acquisition:

(Increase) Decrease In:
Accounts receivable	(113,800)	(893,128)
Inventories	699,127	72,718
Other receivables	(52,102)	23,343
Due to employee		57
Prepayments for goods and prepaid expenses	120,564	(395,536)

Increase (Decrease) In:
Accounts payable	(749,269)	299,168
Other payables and accrued expenses	43,476	(90,747)
Tax payable	37,095	-
Customer deposits	1,079,294	260,989
Net cash provided by (used in) operating activities	2,007,321	(510,195)

CASH FLOWS FROM INVESTING ACTIVITIES:
Restricted cash	(2,932,092)	1,982,603
Purchases of plant and equipment	(183,515)	(123,344)
Purchases of construction in progress	(160,234)	(711,781)
Receipt of deposit for investment	646,479	-
Payment of notes receivable	430,811	(342,155)
Repayment of notes receivable	(5,135,329)	53,637
Due from employees	171,609	(3,869)
Compensation received for land use right	-	181,891
Net cash (used in) provided by investing activities	(7,162,271)	1,036,982

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short term bank loans	5,581,834	3,205,688
Repayment of short term bank loans	(3,991,903)	(249,470)
Proceeds from notes payable	3,931,024	99,788
Repayment of notes payable	(698,326)	(3,925,857)
Advance from related party	34,304	215,047
Repayment of advances to related parties	-	(21,318)
Net cash provided by (used in) financing activities	4,856,933	(676,122)

DECREASE IN CASH AND CASH EQUIVALENTS	(298,017)	(149,336)

Effect of exchange rate changes on cash	(773)	33,863
Cash and cash equivalents at beginning of the period	1,034,017	876,989

CASH AND CASH EQUIVALENTS AT END OF YEAR	$735,227	$761,517

See accompanying notes to the condensed consolidated financial statements

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

SUPPLEMENTARY CASH FLOW INFORMATION
	For the Three Months Ended March 31,
	2007	2006
Income taxes paid	$2,967	$-
Interest paid	$226,507	$233,144

SUPPLEMENTAL NON-CASH DISCLOSURES:
1. For the three months ended March 31, 2007 and 2006, $11,946 and $791,109 were transferred from construction in progress to plant and equipment, respectively.

2. $265,789 and $0 of customer deposits were forfeited for the three months ended March 31, 2007 and 2006, respectively.

See accompanying notes to the condensed consolidated financial statements

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)

NOTE 1 –   ORGANIZATION AND PRINCIPAL ACTIVITIES

The primary operations of Zhejiang Kandi Vehicles Co., Ltd. and its subsidiary (the “Company”) is developing, manufacturing, and commercializing terrain vehicles, go karts, and specialized automobile related products in the People’s Republic of China (“PRC”) and sales are made to dealers in the PRC, Europe, North America and Southeast Asia.

Zhejiang Kandi Vehicles Co., Ltd. (“Kandi”) was incorporated under the laws of the People’s Republic of China on March 13, 2002 by Zhejiang Kandi Investment Co., Ltd. and Zhejiang Mengdeli Electric Co., Ltd. In November 2006, the two former shareholders transferred all their equity interest to Continental Development Ltd., in exchange for $6,645,321.

On September 25, 2006, the Company acquired 100% equity interest of Zhejiang Yongkang Import & Export Co., Ltd. (Dingji) for $632,215.

NOTE 2 –   BASIS OF PRESENTATION

The unaudited condensed consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles for interim financial information and pursuant to the requirements for reporting on Form 10-QSB and Item 310(b) of Regulation S-B. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. However, such information reflects all adjustments (consisting solely of normal recurring adjustments), which are, in the opinion of management, necessary for the fair presentation of the consolidated financial position and the consolidated results of operations. Results shown for interim periods are not necessarily indicative of the results to be obtained for a full year.

NOTE 3 –   PRINCIPLES OF CONSOLIDATION

The unaudited condensed consolidated financial statements include the accounts of Zhejiang Kandi Vehicles Co., Ltd. and Zhejiang Yongkang Import & Export Co., Ltd. (Dingji), its wholly owned subsidiary.

All significant inter-company accounts and transactions have been eliminated in consolidation.

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)

NOTE 4 –  CONCENTRATIONS

The Company has major customers who accounted for the following percentage of total sales and accounts receivable in 2007 and 2006:

	Sales		Accounts Receivable
Major Customers	For the Three Months Ended March 31, 2007	For the Three Months Ended March 31, 2006	March 31, 2007	December 31, 2006

Company A	27%	28%	22%	27%
Company B	22%	24%	19%	26%
Company C	19%	12%	17%	13%
Company D	15%	9%	12%	10%
Company E	-	10%	-	9%
Company F	-	6%	-	2%

The Company has major suppliers who accounted for the following percentage of total purchases and accounts payable in 2007 and 2006:

	Purchases		Accounts Payable
Major Customers	For the Three Months Ended March 31, 2007	For the Three Months Ended March 31, 2006	March 31, 2007	December 31, 2006

Company G	35%	26%	14%	37%
Company H	9%	7%	5%	3%
Company I	16%	12%	10%	9%
Company J	8%	8%	5%	5%

NOTE 5 –  USE OF ESTIMATES

The preparation of the unaudited condensed consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.

Management makes these estimates using the best information available at the time the estimates are made.  Actual results could differ materially from those estimates.

NOTE 6 --    REVENUE RECOGNITION

Revenue represents the invoiced value of goods sold, recognized upon the shipment of goods to customers. Revenue is recognized when all of the following criteria are met:

•	Persuasive evidence of an arrangement exists,
•	Delivery has occurred or services have been rendered,
•	The seller's price to the buyer is fixed or determinable, and
•	Collectibility is reasonably assured.

The Company does not provide any warranty for the goods sold to customers.

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)

NOTE 7 --     FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable, notes receivable, due from related parties, prepayments and prepaid expenses, other receivables, due from employees, accounts payable, customer deposits, other payables and accrued liabilities, notes payable, short-term debt, and customer deposits. Management has estimated that the carrying amount approximates fair value due to their short-term nature.

NOTE 8 –  FOREIGN CURRENCY TRANSLATION

The accompanying condensed consolidated financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The condensed consolidated financial statements are translated into United States dollars from RMB at year end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses.  Capital accounts are translated into United States dollars from RMB at their historical exchange rates when the capital transactions occurred.

	March 31, 2007	December 31, 2006
Period end RMB : US$ exchange rate	7.7342	7.8087
Average period RMB : US$ exchange rate	7.7715	7.9395

NOTE 9 –  NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109," which seeks to reduce the diversity in practice associated with the accounting and reporting for uncertainty in income tax positions. This Interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in an income tax return. FIN 48 presents a two-step process for evaluating a tax position. The first step is to determine whether it is more-likely-than-not that a tax position will be sustained upon examination, based on the technical merits of the position. The second step is to measure the benefit to be recorded from tax positions that meet the more-likely-than-not recognition threshold, by determining the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement, and recognizing that amount in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact that the adoption of FIN 48 will have on its results of operations, financial position, and cash flows.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157, "Fair Value Measurements," which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 provides a common definition of fair value and establishes a framework to make the measurement of fair value in generally accepted accounting principles more consistent and comparable. SFAS No. 157 also requires expanded disclosures to provide information about the extent to which fair value is used to measure assets and liabilities, the methods and assumptions used to measure fair value, and the effect of fair value measures on earnings. SFAS No. 157 is effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years. The Company is currently in the process of evaluating the effect, if any, the adoption of SFAS No. 157 will have on its consolidated results of operations, financial position, or cash flows.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements". SAB No. 108 was issued in order to eliminate the diversity in practice surrounding how public companies quantify financial statement misstatements. SAB No. 108 requires that registrants quantify errors using both a balance sheet (iron curtain) approach and an income statement (rollover) approach then evaluate whether either approach results in a misstated amount that, when all relevant quantitative and qualitative factors are considered, is material. SAB No. 108 is effective for fiscal years ending after November 15, 2006. The Company has adopted the bulletin during 2006. The adoption did not have a material effect on results of operations, financial position, or cash flows.

In February 2007, the FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities −− Including an amendment of FASB Statement No. 115 (“FAS 159”). FAS 159, which becomes effective for the Company on January 1, 2008. This standard permits companies to choose to measure many financial instruments and certain other items at fair value and report unrealized gains and losses in earnings. Such accounting is optional and is generally to be applied instrument by instrument. The Company does not anticipate that election, if any, of this fair−value option will have a material effect on the consolidated results or operations or financial position.

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)

NOTE 10 –  INVENTORIES

Inventories as of March 31, 2007 and December 31, 2006 consist of the follows:

	March 31, 2007	December 31, 2006
	(Unaudited)
Raw materials	$1,243,850	$2,823,478
Work-in-progress	1,994,779	1,938,932
Finished goods	1,525,403	700,769
Total inventories	$4,764,052	$5,463,179

NOTE 11 –  NOTES RECEIVABLE

Notes receivable at March 31, 2007 and December 31, 2006 consist of the following

	March 31, 2007	December 31, 2006
	(Unaudited)
Notes receivable from unrelated companies:
Due March 19, 2007 (subsequently settled)	$-	$97,327
Due May 30, 2007(subsequently settled)	-	250,243
Due July 31, 2007(subsequently settled)	-	83,240
Due July 14, 2007, quarterly interest only payments at 6.0% per annum	4,825,975	-
Due March 8, 2008	76,621	-
Due June 15, 2007	232,733	-
Total	$5,135,329	$430,811

In 2006, interest-free notes were provided to unrelated companies for their assistance in developing distribution channels and new markets for the Company.

In 2007, interest-free notes were provided to unrelated companies for their assistance in developing distribution channels and new markets for the Company.

Notes receivable from unrelated party bears interest at 6% per annum. The interest income of notes receivable for the three months ended March 31, 2007 and 2006 was $60,325 and $0 respectively, which was recognized in the accompanying condensed consolidated statements of income (loss).

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)

NOTE 12 –  DUE TO/FROM RELATED PARTIES

(I)  Due From Related Parties

		March 31, 2007	December 31, 2006
		(Unaudited)
Hu Wangyuan	(a)	$-	$21,015
Hu Xiaoming	(b)	-	10,886
Total due from related parties		$-	$31,901

(II)  Due To Related Party

		March 31, 2007	December 31, 2006
		(Unaudited)
Hu Wangyuan	(a)	$2,403	$-
Total due to related party		$2,403	$-

(III) Due From Employees

		March 31, 2007	December 31, 2006
		(Unaudited)
Current		$12,613	$184,221
Total due from employees	(c)	$12,613	$184,221

(a)	Hu Wangyuan is the chairman of Dingji, a subsidiary of the Company. The balance is interest-free, unsecured and has no fixed repayment term.

(b)	Hu Xiaoming is the chairman of the Company. The balance represents the traveling advance, which are unsecured, interest-free and collectible on demand. The balance was settled in 2007.

(c)	Due from employees are interest-free, unsecured and have no fixed repayment term.

NOTE 13 –  LAND USE RIGHT

Land use right consists of the following as of March 31, 2007 and December 31, 2006:

	March 31, 2007	December 31, 2006
	(Unaudited)
Cost of land use right	$460,943	$460,943
Less: Accumulated amortization	(67,431)	(65,018)
Land use right, net	$393,512	$395,926

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)

NOTE 13 –  LAND USE RIGHT (CONTINUED)

Amortization expense for the three months ended March 31, 2007 and 2006 was $2,414 and $2,425 respectively.

Amortization expense for the next five years and thereafter is as follows:

2007 within one year	$7,242
2008	9,656
2009	9,656
2010	9,656
2011	9,656
Thereafter	347,646
Total	$393,512

NOTE 14 –   PLANT AND EQUIPMENT

Plant and equipment consist of the following as of March 31, 2007 and December 31, 2006:

	March 31, 2007	December 31, 2006
At cost:	(Unaudited)
Buildings	$3,510,896	$3,371,280
Machinery and equipment	8,080,241	7,955,806
Motor vehicles	723,874	679,554
Office equipment	84,905	81,376
	12,399,916	12,088,016
Less : Accumulated depreciation
Buildings	320,977	289,224
Machinery and equipment	2,726,137	2,498,695
Motor vehicles	65,467	31,047
Office equipment	48,244	44,115
	3,160,825	2,863,081
Plant and equipment, net	$9,239,091	$9,224,935

The net book value of plant and equipment pledged for certain bank loans at March 31,2007 and December 31, 2006 is $531,045 and $557,730, respectively. Also see Note 15.

Depreciation expense for three months ended March 31, 2007 and 2006 was $270,177 and $215,820 respectively.

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)

NOTE 15 –  SHORT TERM BANK LOANS

Short term bank loans consist of the following as of March 31, 2007 and December 31, 2006:

	March 31, 2007	December 31, 2006
	(Unaudited)
Loans from Industrial and Commercial Bank of China-Exploration Zone Branch (Continued):
Monthly interest only payments at 5.85% per annum, due June 5, 2007, secured by land use right and plant and equipment owned by the Company.	1,292,959	1,280,623
Monthly interest only payments at 5.85% per annum, due July 24, 2007, secured by land use right and plant and equipment owned by the Company.	387,888	384,187
Monthly interest only payments at 6.12% per annum, due September 7, 2007, secured by land use right and plant and equipment owned by the Company.	349,099	345,768
Monthly interest only payments at 6.12% per annum, due October 17, 2007, secured by land use right and plant and equipment owned by the Company.	879,212	870,824
Monthly interest only payments at 6.12% per annum, due November 1, 2007, secured by land use right and plant and equipment owned by the Company.	452,535	448,218
Monthly interest only payments at 6.12% per annum, due November 27, 2007, secured by land use right and plant and equipment owned by the Company.	517,183	512,249

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)

NOTE 15 – SHORT TERM BANK LOAN (CONTINUED)

	March 31, 2007	December 31, 2006
	(Unaudited)
Loans from Commercial Bank-Jiangnan Branch:
Monthly interest only payments at 7.254 % per annum, due January 15, 2007, guarantee by Jindezhen De'er Investment Co.Ltd and Yongkang Tangxin Metal Foundry Company (subsequently repaid on its due date)	-	2,561,246
Monthly interest only payments at 7.605% per annum, due May 11, 2007. And secured by land use right and plant and equipment owned by the Company (subsequently repaid on its due date)	1,292,959	1,280,622
Monthly interest only payments at 7.56 % per annum, due January 10, 2008, guarantee by Jindezhen De'er Investment Co.Ltd	2,585,917	-
Loans from Shanghai Pudong Development Bank:
Monthly interest only payments at 6.73 % per annum, due August 12, 2008, guarantee by Nanlong Group Co., Ltd and Hu Xiaoming	2,585,916	-
Monthly interest only payments at 6.39% per annum, due February 2, 2007 (subsequently repaid on its due date)	-	330,000
Monthly interest only payments at 6.36% per annum, due March 12, 2007 (subsequently repaid on its due date)	-	700,000
Monthly interest only payments at 6.36% per annum, due January 13, 2007 (subsequently repaid on its due date)	-	450,000
Monthly interest only payments at 6.39% per annum, due April 27, 2007 (subsequently repaid on its due date)	410,000	-

Total	$10,753,668	$9,163,737

Interest expense for short-term loans during three months ended March 31, 2007 and 2006, was $119,066 and $89,171, respectively.

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)

NOTE 16 –  NOTES PAYABLE

Notes payable consist of the following as of March 31, 2007 and December 31, 2006:

	March 31, 2007	December 31, 2006
	(Unaudited)
Bank acceptance notes:

Due October 30, 2007 (subsequently settled)	$-	$1,570,083
Due January 4, 2007 (subsequently settled on its due date)	-	960,467
Due February 12, 2007 (subsequently settled on its due date)	-	1,280,623
Due February 10, 2007 (subsequently settled on its due date)	-	1,280,623
Due January 26, 2007 (subsequently settled on its due date)	-	640,311
Due January 5, 2007 (subsequently settled on its due date)	-	960,467
Due March 11, 2007 (subsequently settled on its due date)	-	1,152,560
Due March 25, 2007 (subsequently settled on its due date)	-	1,024,498
Due March 28, 2007 (subsequently settled on its due date)	-	1,280,623
Due January 3, 2007 (subsequently settled on its due date)	-	512,250
Due July 22, 2007	1,034,367	-
Due July 22, 2007	905,071	-
Due July 23, 2007	775,775	-
Due July 23, 2007	2,585,916	-
Due July 25, 2007	646,479	-
Due July 25, 2007	646,479	-
Due September 8, 2007	1,292,959	-
Due September 9, 2007	1,292,959	-
Due September 15, 2007	905,071	-
Due September 28, 2007	969,719	-
Due September 28, 2007	969,719	-
Subtotal	12,024,514	10,662,505

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)

NOTE 16 –  NOTES PAYABLE (CONTINUED)

	March 31, 2007	December 31, 2006
	(Unaudited)
Notes payable (interest-free and unsecured) to unrelated companies:

Due November 11, 2007 (subsequently settled)	$-	$102,450
Due May 30, 2007 (subsequently settled)	-	14,608
Due November 8, 2007	103,436	-
Due November 19, 2007	797,796	-
Due December 31, 2007	646,479	-
Due February 22, 2008	371,773	-
Due March 12, 2008	68,263	-
Subtotal	$1,987,748	$117,058

Total	$14,012,262	$10,779,563

All the bank acceptance notes are subject to bank charges of 0.05% of the principal as commission on each loan transaction. Bank charges for notes payable were $7,734 and $2,262 for three months ended March 31, 2007 and 2006, respectively.

Restricted cash of $12,024,514 and $9,092,423 was held as collateral for the following notes payable at March 31, 2007 and December 31, 2006 respectively.

	March 31, 2007	December 31, 2006
Due January 4, 2007 (subsequently settled)	$-	960,467
Due February 12, 2007 (subsequently settled)	-	1,280,623
Due February 10, 2007 (subsequently settled)	-	1,280,623
Due January 26, 2007 (subsequently settled)	-	640,311
Due January 5, 2007 (subsequently settled)	-	960,467
Due March 11, 2007 (subsequently settled)	-	1,152,561
Due March 25, 2007 (subsequently settled)	-	1,024,498
Due March 28, 2007 (subsequently settled)	-	1,280,623
Due January 3, 2007 (subsequently settled)	-	512,250
Due July 22, 2007	1,034,367	-
Due July 22, 2007	905,071	-
Due July 23, 2007	775,775	-
Due July 23, 2007	2,585,916	-
Due July 25, 2007	646,479	-
Due July 25, 2007	646,479	-
Due September 8, 2007	1,292,959	-
Due September 9, 2007	1,292,959	-
Due September 15, 2007	905,071	-
Due September 28, 2007	969,719	-
Due September 28, 2007	969,719	-

Total	$12,024,514	9,092,423

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)

NOTE 17 –  LONG TERM DEBT

Long-term debt as of March 31, 2007 and December 31, 2006 consists of the following:

	March 31, 2007	December 31, 2006
	(Unaudited)
Loan from Huaxia bank Hangzhou Jianguo branch, due November 22, 2007, quarterly interest only payments at 6.336% per annum, secured by the assets owned by the Company.	$1,920,934	$1,920,934
Total long-term bank loan	1,920,934	1,920,934
Less: current portion	(1,920,934)	(1,920,934)
Total long-term debt	$-	$-

Interest expense for the three months ended March 31, 2007 and 2006 was $31,062 and $29,966, respectively.

NOTE 18 –     FORFEITURE OF CUSTOMER DEPOSITS

All the forfeiture of customer deposits results from the customer’s breach on the mutual contracts.

NOTE 19 –  INCOME TAXES

(a)           Corporation Income Tax (“CIT”)

In accordance with the relevant tax laws and regulations of PRC, the applicable corporation income tax (“CIT”) rate of the Company is 33%. However, in accordance with the relevant taxation laws in the PRC, from the time that a company has its first profitable tax year, a foreign investment company is exempt from corporate income tax for its first two years and is then entitled to a 50% tax reduction for the succeeding three years. For Kandi the first profitable year for income tax purposes as a foreign investment company was 2006. Dingji is a subsidiary of Kandi and its applicable corporate income tax rate is 33% .

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)

NOTE 19 –  INCOME TAXES (CONTINUED)

(a)           Corporation Income Tax (“CIT”) (Continued)

Income tax expense for the three months ended March 31, 2007 and 2006 are summarized as follows:

	For the Three Months Ended March 31, (Unaudited)
	2007	2006
Current:
Provision for CIT	$39,876	$-

Deferred:
Provision for CIT	(4,984)	-

Income tax expenses	$34,892	$-

The Company’s income tax expense differs from the “expected” tax expense for the three months ended March 31, 2007 and 2006 (computed by applying the CIT rate of 33% percent to income before income taxes) as follows:

	For the Three Months Ended March 31, (Unaudited)
	2007	2006

Computed “expected” benefit (expense)	$236,001	$(1,751)
Permanent difference	(1,701)	1,751
Tax exemption	(199,408)	-

Income tax expense	$34,892	$-

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)

NOTE 19 –  INCOME TAXES (CONTINUED)

(a)           Corporation Income Tax (“CIT”) (Continued)

The tax effects of temporary differences that give rise to the Company's net deferred tax assets and liabilities as of March 31, 2007 and December 31, 2006 are as follows:

	March 31, 2007	December 31, 2006
	(Unaudited)
Deferred tax assets:
Current portion:
Others	$100	$99
Subtotal	100	99

Non-current portion:
Depreciation	8,145	2,784
Subtotal	8,145	2,784

Total deferred tax assets	8,245	2,883

Deferred tax liabilities:
Non-current portion:
Others	3,309	3,277
Subtotal	3,309	3,277

Deferred tax liabilities:
Current portion:
Others	345	-
Subtotal	345	-

Total deferred tax liabilities	3,654	3,277

Net deferred assets (liabilities)	$4,591	$(394)

 (b)  Value Added Tax (“VAT”)

Enterprises or individuals, who sell commodities, engage in repair and maintenance or import or export goods in the PRC are subject to a value added tax in accordance with Chinese Laws. The value added tax standard rate is 17% of the gross sale price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products can be used to offset the VAT due on the sales of the finished products.

On January 1, 2002, the export policy of VAT "Exemption, Credit and Refund" began to apply to all exports by manufacture-based enterprises. In accordance with this policy, exported goods are exempted from output VAT and the input VAT charged for purchases of the raw materials, components and power consumed for the production of the exported goods may be refunded. The refund rates of vehicle related products applicable to the company are from 13% to 17%.

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)

NOTE 19 –  INCOME TAXES (CONTINUED)

(b)  Value Added Tax (“VAT”) (Continued)

The refundable VAT of $2,248,333 and $2,171,195 at March 31, 2007 and December 31, 2006, respectively, are included in other receivables in the accompanying consolidated balance sheets.

NOTE 20 –  CONTINGIENCIES

(I)
In 2006, the Company brought a legal action against Zhejiang Yuegong steel Structure Co. and Zhejiang Jinhua No.1 Construction Co., Ltd. for their delay in the contruction in Jinhua Industrial district. As the plaintiff, the Company claimed for compensation. According to the judge's report from the local court in Jinhua, PRC, on December 5, 2006, the Company won the lawsuit and Zhejiang Yuegong Steel Structure Co. and Zhejiang Jinhua No.1 Construction Co., Ltd. will be required to pay $186,331 as compensation to the Company. However, the two defendants appealed the ruling to a higher level court and the Company has not received the compensation as of May 25, 2007. Considering the uncertainties of the legal proceeding, the Company did not record a contingent gain for this at March 31, 2007.

(II)
In 2006, the Company brought a legal action against Weifang Rongda Automobile Trading Co., Ltd.(“Rongda”) for goods returned from Rongda that were damaged. As the plaintiff, the Company has claimed for compensation. According to the judge's report from the local court in Jinhua, PRC, on December 8, 2006, the Company won the lawsuit and Weifang Rongda Automobile Trading Co., Ltd. was required to pay approximately $26,408 as compensation to the Company. However, the defendant appealed the ruling to a higher level court and the Company has not received the compensation as of May 25, 2007. Considering the uncertainties of the legal proceeding, the Company did not record a contingent gain for this at March 31, 2007.

NOTE 21 --  SUBSEQUENT EVENT

On June 29, 2007, Stone Mountain Resources, Inc. (“Stone Mountain”), Continental Development Limited (“Continental”), the sole shareholder of the company and ExcelVantage Group Limited (“ExcelVantage”), 100% owner of Continental, entered into and closed on a Share Exchange Agreement (the “Agreement”) . Under the Agreement, Stone Mountain issued 12,000,000 shares of Stone Mountain’s common stock to the Continental Shareholder in exchange for 100% of the common stock of Continental.  Pursuant to the Agreement, Continental became a wholly owned subsidiary of Stone Mountain.   Following closing of the reverse merger, the business of Stone Mountain became that of Continental’s wholly owned subsidiary, Zhejiang Kandi Vehicle Co., Ltd.